The Weitz Funds
(the “Trust”)

Government Money Market Fund (WGMXX)

Supplement Dated April 4, 2016
to the Prospectus Dated July 31, 2015 (the “Prospectus”)

This Supplement updates certain information contained in the Prospectus regarding the principal investment risks for the Government Money Market Fund (the “Fund”). These disclosure changes are being made to comply with the new regulatory requirements that will become effective on April 14, 2016. As a result of these new requirements, the Prospectus is modified as follows:

Effective immediately, under the section titled “Principal Investment Risks” on Pages 38-39 of the Prospectus, the risk disclosure titled “No Assurance of Stable Net Asset Value Risk” and the last sentence of the section are each hereby deleted in their entirety and replaced with the following:

Investment Risk You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Effective immediately, under the section titled “Additional Risks—Government Money Market Fund” on Page 49 of the Prospectus, the risk disclosure titled “No Assurance of Stable Net Asset Value” is hereby deleted in its entirety and replaced with the following:

Investment Risk You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should retain this supplement for future reference.

THE WEITZ FUNDS
(the “Trust”)

Value Fund
Institutional Class (WVAIX)
Investor Class (WVALX)

Partners Value Fund
Institutional Class (WPVIX)
Investor Class (WPVLX)

 Partners III Opportunity Fund
Institutional Class (WPOPX)
Investor Class (WPOIX)

Research Fund (WRESX)

Hickory Fund (WEHIX)

Balanced Fund (WBALX)

 Core Plus Income Fund
Institutional Class (WCPBX)
Investor Class (WCPNX)

Short-Intermediate Income Fund
Institutional Class (WEFIX)
Investor Class (WSHNX)

Nebraska Tax-Free Income Fund (WNTFX)

Government Money Market Fund (WGMXX)

Supplement dated April 4, 2016
to the Statement of Additional Information dated July 31, 2015

Retirement of Barbara W. Schaefer from the Board of Trustees

Barbara W. Schaefer has recently retired from the Board of Trustees of the Trust.  Accordingly, all references to Ms. Schaefer as a current member of the Board of Trustees are deemed to be removed from the Statement of Additional Information.

Investors should retain this supplement for future reference.